ARTHUR ANDERSEN LLP


       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration
Statement of our report dated January 29, 1999 included in Manpower Inc.'s Form 10-K for the year ended
December 31, 1998 and to all references to our firm included in this Registration Statement.

                                   /s/Arthur Anderson LLP

                                   ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
July 2, 1999